UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 5, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                        0-22011                    86-0760991
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     (State or other           (Commission File Number)         (IRS Employer
     jurisdiction of                                         Identification No.)
     incorporation)



  2575 East Camelback Road, Ste. 450, Phoenix, AZ                    85016
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     (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         DEPARTURE OF CERTAIN OFFICERS.

         On January 5, 2007, the registrant received a letter of resignation dated January 3, 2007 from Nirmal Mulye as Chief Scientific Officer of the registrant effective immediately.

Item 8.01         OTHER EVENTS.

         On January 10, 2007, the registrant's Board of Directors resolved that following the filing of the Annual Report of the registrant on Form 10K, it intends to set the Annual Meeting of Shareholders for the end of March, 2007.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: January 11, 2007

                                    SYNOVICS PHARMACEUTICALS, INC.

                                    By:      /s/ Ronald H. Lane Ph.D.
                                        --------------------------------
                                    Name:  Ronald H. Lane, Ph.D.
                                    Title: President and Chief Executive Officer